FORWARD LOOKING STATEMENTS Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2014 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s 2013 Form 10-K. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the second quarter of 2014, which is available at www.itw.com, together with this presentation. Second Quarter 2014 Conference Call E. Scott Santi, President & CEO Michael M. Larsen, Senior Vice President & CFO John Brooklier, Vice President Investor Relations July 29, 2014

2 $3.7B $3.6B Q2’13 Q2’14 Total Revenue $1.21 $0.92 EPS Operating Margin EPS +32% Q2 2014 Financial Summary Another quarter of solid progress on enterprise initiatives 20.5% 17.5% + 300 bps ROIC* 19.5% 16.5% + 300 bps * See ITW’s second quarter 2014 press release for the reconciliation from GAAP to non-GAAP measurements. Q2 2014 Actuals Highlights ● Q2 EPS from continuing ops $1.21 up 32% ● Record operating margin of 20.5% … Enterprise initiatives contribute 120 bps ● Total revenue up 4%; organic revenue grew 1.4% in a mixed environment ● Completed sale of Industrial Packaging and associated share repurchase program ● Strong cash flows and improvement in ROIC ● 1H: total revenue +4%, 19.6% operating margins +240 bps and EPS +23%

Q2 2014 Organic Revenue Growth

Growth by Geography



Organic revenue +1.4%
1%
2%
1%
7%
(5%)
North America
Inter-national
EMEA
Asia Pacific
South America

Highlights

- North America up 1%
  - Automotive OEM +8%, Food Equipment +4%, Welding +4%, and Test & Measurement +4%
- International growth +2% on tougher comps
- Europe up 1%
  - Automotive OEM +9% and Test & Measurement and Electronics +5%
- Asia Pacific driven by China +8% and Australia +5%

- 1H: total revenues +4%; organic +2.3% in line with expectations

1H'14: 2.3% organic growth in a mixed environment

3

4 Q2 Enterprise Initiatives +120 bps Volume +40 Price/Cost +10 Other (incl. ’13 pension settlement) +130 Margin Expansion +300 bps Operating Margins Q2‘14 20.5% Q2‘13 17.5% Key Drivers OM% V bps Automotive OEM 23.7% +310 T&M and Electronics 15.2 +150 Food Equipment 19.5 +80 Polymers & Fluids 19.6 +130 Welding 26.3 -20 Construction Products 18.2 +450 Specialty Products 24.2 +180 Q2 2014 Operating Margins Solid performance across the board

5 Total Revenue Operating Income Q2'14 VPY% Q2‘14 VPY% Automotive OEM $671 9% $158 26% T&M and Electronics 558 3% 85 14% Food Equipment 537 10% 105 14% Polymers & Fluids 506 -4% 99 3% Welding 470 -2% 124 -3% Construction Products 444 Flat 81 32% Specialty Products 540 7% 130 15% Intersegment / Unallocated (7) - (19) - Total Company $3,719 4% $763 21% By Segment Automotive OEM Total +9% Organic +8% +310 bps $614 $671 Q2‘13 Q2‘14 Total Revenue 23.7% Operating Margin Q2 2014 Segment Results Dynamics ● Organic revenue growth of 8% vs. WW auto build of 2% ● Organic revenue vs. geographic auto builds: – Europe: +9% vs. +2% – N.A.: +8% vs. +4% – China: +22% vs. +11% 20.6% ($’s in millions) Q2‘13 Q2‘14

Q2 2014 Segment Results

($'s in millions)

Test & Measurement and Electronics

Total +3%
Organic +1%



$542
$558
Q2'13
Q2'14

Total Revenue

+150 bps



13.7%
15.2%
Q2'13
Q2'14

Operating Margin

Dynamics

- Test & Measurement organic revenue: +6%
  - Flagship Instron business: +8%
- Total Electronics organic revenue: -3%
  - Modest organic growth in Other Electronics offset by decline in Electronic Assembly

Food Equipment

Total +10%
Organic +3%



$491
$537
Q2'13
Q2'14

Total Revenue

+80 bps



18.7%
19.5%
Q2'13
Q2'14

Operating Margin

Dynamics

- North America +4% with growth in equipment +4% (refrigeration and cooking) and service +5%
- International growth: +3% supported by equipment growth of +5% (largely due to warewash and refrigeration)

6

7 Dynamics ● Organic revenue of -3% due to ongoing PLS* activity ● Polymers organic revenue: -6% ● Fluids & Hygiene organic revenue: -3% ● Auto Aftermarket organic revenue: -1% Dynamics ● Organic revenue: -2% due to international and some PLS* activity ● International: -15% – China: Negative impact from portfolio transition and delays in onshore pipeline projects – Germany: targeted PLS activity ● N.A.: +4% as business improves from Q1 due to strength in equipment sales to industrial and commercial customers Polymers & Fluids $525 18.3% 19.6% Total -4% Organic -3% +130 bps $470 $480 26.5% 26.3% Total -2% Organic -2% -20 bps $506 Welding Total Revenue Operating Margin Total Revenue Operating Margin Q2‘13 Q2‘13 Q2‘14 Q2‘14 Q2‘14 Q2‘14 Q2‘13 Q2‘13 Q2 2014 Segment Results ($’s in millions) * Product Line Simplification

Q2 2014 Segment Results

($'s in millions)

Construction Products

Total ~Flat
Organic ~Flat


$446
$444
Q2'13
Q2'14

Total Revenue

+450 bps


13.7%
18.2%
Q2'13
Q2'14

Operating Margin

Dynamics

- Organic revenue: Flat … Enterprise initiatives drive 450 bps margin improvement
- Organic revenue by geography:
  - Asia Pacific: +8% as Australia/New Zealand residential and commercial sectors grow
  - N.A.: Mixed at -2%
    - U.S. residential moderately negative while renovation and commercial construction modestly positive
    - PLS* impacted N.A. residential organic revenue growth
  - Europe: -4% due to weaker commercial construction activity in France

Specialty Products

Total +7%
Organic ~Flat


$506
$540
Q2'13
Q2'14

Total Revenue

+180 bps


22.4%
24.2%
Q2'13
Q2'14

Operating Margin

Dynamics

- Consumer Packaging: Flat as pickup in strength films, gluing systems and apparel-related businesses were offset by delay in customer orders for warehouse automation
- Appliance: +1%
- Ground Support: Flat

* Product Line Simplification

8

9 Up 3-4% $3.6B Total Revenue $1.19 - $1.27 $0.90 EPS EPS $3.63 $14.1B Up 3-4% 2013 2014F 2014 Guidance Q3 2014 Guidance $4.50 - $4.62 EPS +37% at mid-point EPS +26% at mid-point Q3’14F Q3’13 Total Revenue 2014 Financial Guidance Narrowing and raising EPS guidance for 2014; mid-point is 26% EPS growth ● 2-3% organic revenue growth ● Initiatives contribute ~100 bps to margin ● 2-3% organic revenue growth ● Operating margin ~19.5%

10 Appendix

11 Total Revenue Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Organic 7.8% 1.4% 3.4% (3.0%) (1.8%) 0.4% - Acquisitions/Divestitures - (0.1%) 4.1% - - (0.8%) 5.5% Translation 1.4% 1.4% 2.0% (0.5%) (0.2%) - 1.3% Total Revenue 9.2% 2.7% 9.5% (3.5%) (2.0%) (0.4%) 6.8% Change in Operating Margin Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Operating Leverage 120 bps 40 bps 90 bps (80 bps) (30 bps) 10 bps - Changes in Variable Margin & OH Costs 130 bps 120 bps (40 bps) 190 bps 10 bps 220 bps 260 bps Total Organic 250 bps 160 bps 50 bps 110 bps (20 bps) 230 bps 260 bps Acquisitions/Divestitures - - (20 bps) - - - (90 bps) Restructuring 50 bps (30 bps) 50 bps - - 220 bps - Translation 10 bps 20 bps - 20 bps - - 10 bps Total Operating Margin Change 310 bps 150 bps 80 bps 130 bps (20 bps) 450 bps 180 bps Total Operating Margin % 23.7% 15.2% 19.5% 19.6% 26.3% 18.2% 24.2% Segment Results Q2 2014 vs. Q2 2013 Favorable / (Unfavorable)